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Mortgage Document Custody

CMBS Department

1015 10th Avenue Southeast

Minneapolis, MN 55414

Tel: 612 667 1117

Annual Statement of Compliance

For each transaction and the applicable Servicing Agreement listed and described on Schedule I hereto, the undersigned, a duly authorized officer of Computershare Trust Company, N.A., in its applicable capacity(ies) as listed on Schedule I ("Computershare"), hereby certifies either (i) as of and for the period of January 1, 2023 through December 31, 2023 (the "Full-Year Reporting Period") or (ii) as of and for the portion of the Full-Year Reporting Period as set forth under the "Reporting Period" column on Schedule I hereto (the "Partial-Year Reporting Period", together with the Full-Year Reporting Period, the "Reporting Period")[1] in each case, as applicable, as follows:

(a)      A review of Computershare's activities during the Reporting Period and of its performance under the applicable Servicing Agreement has been made under such officer’s supervision; and

(b)     To the best of such officer’s knowledge, based on such review, Computershare has fulfilled all of its obligations under the applicable Servicing Agreement in all material respects throughout the Reporting Period.

February 29, 2024

/s/ Daniel Woods

Daniel Woods

Vice President

/s/ Leigh Taylor

Leigh Taylor

Vice President

[1] On November 1, 2021, Computershare, Computershare Delaware Trust Company and Computershare Limited purchased substantially all the Corporate Trust Services ("CTS") business of Wells Fargo Bank, N.A ("Wells Fargo"). During the Reporting Period, for certain transactions listed on Schedule I hereto, Wells Fargo transferred its roles, and the duties, rights and liabilities for such roles under the relevant transaction agreements to Computershare (the "2023 Transferred Role(s) Transactions"). Prior to the date of transfer for the 2023 Transferred Role(s) Transactions, Wells Fargo remained in the related role and performed virtually all its obligations through Computershare as its agent. On and after the date of transfer for the 2023 Transferred Role(s) Transactions, Computershare assumed the roles under the related agreements for such transactions. For each transaction listed thereon, Schedule I hereto identifies the Reporting Period for such transaction.

Schedule I:

3650 REIT Commercial Mortgage Securities II LLC

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
3650R 2022-PF2	Pooling and	11/01/2022	Custodian	01/01/2023 -
Commercial Mortgage	Servicing			12/31/2023
Trust Commercial	Agreement
Mortgage Pass-Through
Certificates Series 2022-
PF2

Arbor Private Label Depositor, LLC

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
Arbor Multifamily Mortgage Securities Trust 2022-MF4 Multifamily Mortgage Pass-Through Certificates Series	Pooling and Servicing Agreement	02/01/2022	Custodian	01/01/2023 - 12/31/2023
2022-MF4

Banc of America Merrill Lynch Commercial Mortgage Inc./Banc of America Merrill Lynch Large Loan, Inc.

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
BANK 2022-BNK39	Pooling and	02/01/2022	Custodian	01/01/2023 -
Commercial Mortgage	Servicing			12/31/2023
Pass-Through Certificates,	Agreement
Series 2022-BNK39
BANK 2022-BNK42	Pooling and	06/01/2022	Custodian	01/01/2023 -
Commercial Mortgage	Servicing			12/31/2023
Pass-Through Certificates,	Agreement
Series 2022-BNK42
BANK 2023-BNK45	Pooling and	02/01/2023	Custodian	02/23/2023 -
Commercial Mortgage	Servicing			12/31/2023
Pass-Through Certificates,	Agreement
Series 2023-BNK45
BANK5 2023-5YR3,	Pooling and	09/01/2023	Custodian	09/28/2023 -
Commercial Mortgage	Servicing			12/31/2023
Pass-Through Certificates,	Agreement
Series 2023-5YR3

Barclays Commercial Mortgage Securities LLC

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
BBCMS Mortgage Trust	Pooling and	11/01/2021	Custodian	01/01/2023 -
2021-C12 Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates, Series 2021-
C12
SUMIT 2022-BVUE	Trust and Servicing	01/27/2022	Custodian	01/01/2023 -
Mortgage Trust	Agreement			12/31/2023
Commercial Mortgage
Pass-Through Certificates,
Series 2022-BVUE
BBCMS Mortgage Trust	Pooling and	02/01/2022	Custodian	01/01/2023 -
2022-C14 Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates, Series 2022-
C14
COLEM 2022-HLNE	Trust and Servicing	03/15/2022	Custodian	01/01/2023 -
Mortgage Trust	Agreement			12/31/2023
Commercial Mortgage
Pass-Through Certificates,
Series 2022-HLNE
BBCMS Mortgage Trust	Pooling and	04/01/2022	Custodian	01/01/2023 -
2022-C15 Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates Series 2022-
C15
BBCMS Mortgage Trust	Pooling and	06/01/2022	Custodian	01/01/2023 -
2022-C16 Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates Series 2022-
C16
BBCMS Mortgage Trust	Pooling and	09/01/2022	Custodian	01/01/2023 -
2022-C17 Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates Series 2022-
C17
BBCMS Mortgage Trust	Pooling and	12/01/2022	Custodian	01/01/2023 -
2022-C18 Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates Series 2022-
C18
BBCMS Mortgage Trust	Pooling and	04/01/2023	Custodian	04/27/2023 -
2023-C19 Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates Series 2023-
C19
BBCMS Mortgage Trust	Pooling and	07/01/2023	Custodian	07/11/2023 -
2023-C20 Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates Series 2023-
C20
BBCMS Mortgage Trust	Pooling and	10/01/2023	Custodian	10/05/2023 -
2023-C21 Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates Series 2023-
C21
BBCMS Mortgage Trust	Pooling and	11/01/2023	Custodian	11/09/2023 -
2023-C22 Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates Series 2023-
C22
BBCMS Mortgage Trust	Pooling and	12/01/2023	Custodian	12/07/2023 -
2023-5C23 Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates, Series
2023-5C23

BMO Commercial Mortgage Securities LLC

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
BMO 2022-C1 Mortgage	Pooling and	02/01/2022	Custodian	01/01/2023 -
Trust Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates, Series 2022-
C1
BWAY Commercial	Trust and Servicing	02/06/2022	Custodian	01/01/2023 -
Mortgage Trust	Agreement			12/31/2023
2022-26BW Commercial
Mortgage Pass-Through
Certificates, Series
2022-26BW
BMO 2022-C2 Mortgage	Pooling and	07/01/2022	Custodian	01/01/2023 -
Trust Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates, Series 2022-
C2
BMO 2022-C3 Mortgage	Pooling and	10/01/2022	Custodian	01/01/2023 -
Trust Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates, Series 2022-
C3
BMO 2023-C4 Mortgage	Pooling and	02/01/2023	Custodian	02/14/2023 -
Trust Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates Series 2023-C4
BMO 2023-C5 Mortgage	Pooling and	06/01/2023	Custodian	06/21/2023 -
Trust Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates, Series 2023-
C5
BMO 2023-5C1 Mortgage	Pooling and	08/01/2023	Custodian	08/16/2023 -
Trust Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates Series
2023-5C1
BMO 2023-C6 Mortgage	Pooling and	08/01/2023	Custodian	08/30/2023 -
Trust Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates Series 2023-C6
BMO 2023-5C2 Mortgage	Pooling and	11/01/2023	Custodian	11/09/2023 -
Trust, Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates, Series
2023-5C2
BMO 2023-C7 Mortgage	Pooling and	12/01/2023	Custodian	12/22/2023 -
Trust Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates, Series 2023-
C7

Citigroup Commercial Mortgage Securities, Inc.

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
ILPT Commercial Mortgage	Trust and Servicing	03/06/2022	Custodian	01/01/2023 -
Trust 2022-LPFX	Agreement			12/31/2023
Commercial Mortgage
Pass-Through Certificates,
Series 2022-LPFX
Benchmark 2022-B35	Pooling and	05/01/2022	Custodian	01/01/2023 -
Mortgage Trust	Servicing			12/31/2023
Commercial Mortgage	Agreement
Pass-Through Certificates,
Series 2022-B35
Citigroup Commercial	Pooling and	06/01/2022	Custodian	01/01/2023 -
Mortgage Trust 2022-	Servicing			12/31/2023
GC48, Commercial	Agreement
Mortgage Pass-Through
Certificates, Series 2022-
GC48
Benchmark 2023-V2	Pooling and	05/01/2023	Custodian	05/25/2023 -
Mortgage Trust,	Servicing			12/31/2023
Commercial Mortgage	Agreement
Pass-Through Certificates
Series 2023-V2
Citigroup Commercial	Trust and Servicing	06/29/2023	Custodian	06/29/2023 -
Mortgage Trust 2023-	Agreement			12/31/2023
PRM3, Commercial
Mortgage Pass-Through
Certificates, Series 2023-
PRM3
Benchmark 2023-B39	Pooling and	07/01/2023	Custodian	07/18/2023 -
Mortgage Trust	Servicing			12/31/2023
Commercial Mortgage	Agreement
Pass-Through Certificates
Series 2023-B39
Benchmark 2023-V4	Pooling and	11/01/2023	Custodian	11/21/2023 -
Mortgage Trust,	Servicing			12/31/2023
Commercial Mortgage	Agreement
Pass-Through Certificates,
Series 2023-V4

Credit Suisse Commercial Mortgage Securities Corp./Credit Suisse First Boston Mortgage Securities Corp.

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
MF1 2021-W10X	Trust and Servicing	12/23/2021	Custodian	01/01/2023 -
Commercial Mortgage	Agreement			12/31/2023
Pass-Through Certificates,
Series 2021-W10X

Deutsche Mortgage & Asset Receiving Corporation

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
COMM 2022-HC Mortgage	Trust and Servicing	01/26/2022	Custodian	01/01/2023 -
Trust Commercial	Agreement			12/31/2023
Mortgage Pass-Through
Certificates
Benchmark 2022-B34	Pooling and	04/01/2022	Custodian	01/01/2023 -
Mortgage Trust	Servicing			12/31/2023
Commercial Mortgage	Agreement
Pass-Through Certificates,
Series 2022-B34
FIVE 2023-V1 Mortgage	Pooling and	02/01/2023	Custodian	02/28/2023 -
Trust Commercial	Servicing			12/31/2023
Mortgage Pass-Through	Agreement
Certificates, Series 2023-
V1
Benchmark 2023-B38	Pooling and	04/01/2023	Custodian	04/21/2023 -
Mortgage Trust	Servicing			12/31/2023
Commercial Mortgage	Agreement
Pass-Through Certificates,
Series 2023-B38
TYSN 2023-CRNR	Trust and Servicing	12/12/2023	Custodian	12/12/2023 -
Mortgage Trust	Agreement			12/31/2023
Commercial Mortgage
Pass-Through Certificates

GS Mortgage Securities Corporation II

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
GS Mortgage Securities	Pooling and	12/01/2021	Custodian	01/01/2023 -
Trust 2021-GSA3	Servicing			12/31/2023
Commercial Mortgage	Agreement
Pass Through Certificates,
Series 2021-GSA3
Benchmark 2022-B33	Pooling and	03/01/2022	Custodian	01/01/2023 -
Mortgage Trust	Servicing			12/31/2023
Commercial Mortgage	Agreement
Pass-Through Certificates,
Series 2022-B33
Benchmark 2022-B37	Pooling and	10/01/2022	Custodian	01/01/2023 -
Mortgage Trust	Servicing			12/31/2023
Commercial Mortgage	Agreement
Pass-Through Certificates
Series 2022-B37
SCOTT Trust 2023-SFS	Trust and Servicing	03/17/2023	Custodian	03/17/2023 -
Commerical Mortgage	Agreement			12/31/2023
Pass-Through Certificates,
SCOTT2023-SFS
MIRA Trust 2023-MILE	Trust and Servicing	06/21/2023	Custodian	06/21/2023 -
Commercial Mortgage	Agreement			12/31/2023
Pass-Through Certificates,
Series 2023-MILE
Benchmark 2023-V3	Pooling and	07/01/2023	Custodian	08/03/2023 -
Mortgage Trust	Servicing			12/31/2023
Commercial Mortgage	Agreement
Pass-Through Certificates,
Series 2023-V3
NJ Trust 2023-GSP	Trust and Servicing	12/22/2023	Custodian	12/22/2023 -
Commercial Mortgage	Agreement			12/31/2023
Pass-Through Certificates,
Series 2023-GSP

J.P. Morgan Chase Commercial Mortgage Securities Corp.

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
J.P. Morgan Chase	Trust and Servicing	01/26/2022	Custodian	01/01/2023 -
Commercial Mortgage	Agreement			12/31/2023
Securities Trust 2022-OPO
Commercial Mortgage
Pass-Through Certificates,
Series 2022-OPO
Benchmark 2022-B32	Pooling and	02/01/2022	Custodian	01/01/2023 -
Mortgage Trust	Servicing			12/31/2023
Commercial Mortgage	Agreement
Pass-Through Certificates,
Series 2022-B32
Benchmark 2022-B36	Pooling and	08/01/2022	Custodian	01/01/2023 -
Mortgage Trust	Servicing			12/31/2023
Commercial Mortgage	Agreement
Pass-Through Certificates,
Series 2022-B36
Benchmark 2023-B40	Pooling and	12/01/2023	Custodian	12/21/2023 -
Mortgage Trust	Servicing			12/31/2023
Commercial Mortgage	Agreement
Pass-Through Certificates,
Series 2023-B40

Morgan Stanley Capital I Inc.

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
Morgan Stanley Capital I	Trust and Servicing	11/01/2021	Custodian	01/01/2023 -
Trust 2021-PLZA	Agreement			12/31/2023
Commercial Mortgage
Pass-Through Certificates,
Series 2021-PLZA
BANK 2021-BNK38	Pooling and	12/01/2021	Custodian	01/01/2023 -
Commercial Mortgage	Servicing			12/31/2023
Pass Through Certificates,	Agreement
Series 2021-BNK38
Morgan Stanley Capital I Trust 2022-L8 Commercial Mortgage Pass-Through Certificates, Series 2022-	Pooling and Servicing Agreement	04/01/2022	Custodian	01/01/2023 - 12/31/2023
L8
BANK 2022-BNK41	Pooling and	05/01/2022	Custodian	01/01/2023 -
Commercial Mortgage	Servicing			12/31/2023
Pass-Through Certificates,	Agreement
Series 2022-BNK41
BANK 2022-BNK44	Pooling and	11/01/2022	Custodian	01/01/2023 -
Commercial Mortgage	Servicing			12/31/2023
Pass-Through Certificates,	Agreement
Series 2022-BNK44
MSWF Commercial	Pooling and	05/01/2023	Custodian	05/25/2023 -
Mortgage Trust 2023-1	Servicing			12/31/2023
Commercial Mortgage	Agreement
Pass-Through Certificates
Series 2023-1
BANK5 2023-5YR2	Pooling and	07/01/2023	Custodian	07/11/2023 -
Commercial Mortgage	Servicing			12/31/2023
Pass-Through Certificates	Agreement
Series 2023-5YR2

Wells Fargo Commercial Mortgage Securities, Inc.

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
BANK 2021-BNK37	Pooling and	11/01/2021	Custodian	01/01/2023 -
Commercial Mortgage	Servicing			12/31/2023
Pass-Through Certificates	Agreement
Series 2021-BNK37
Wells Fargo Commercial	Pooling and	12/01/2021	Custodian	01/01/2023 -
Mortgage Trust 2021-C61	Servicing			12/31/2023
Commercial Mortgage	Agreement
Pass-Through Certificates,
Series 2021-C61
BXP Trust 2021-601L	Trust and Servicing	12/29/2021	Custodian	01/01/2023 -
Commercial Mortgage	Agreement			12/31/2023
Pass-Through Certificates,
Series 2021-601L
Wells Fargo Commercial	Trust and Servicing	01/27/2022	Custodian	01/01/2023 -
Mortgage Trust 2022-JS2	Agreement			12/31/2023
Commercial Mortgage
Pass-Through Certificates,
Series 2022-JS2
BANK 2022-BNK40	Pooling and	03/01/2022	Custodian	01/01/2023 -
Commercial Mortgage	Servicing			12/31/2023
Pass-Through Certificates,	Agreement
Series 2022-BNK40
Wells Fargo Commercial	Pooling and	04/01/2022	Custodian	01/01/2023 -
Mortgage Trust 2022-C62	Servicing			12/31/2023
Commercial Mortgage	Agreement
Pass-Through Certificates,
Series 2022-C62
BANK 2022-BNK43	Pooling and	08/01/2022	Custodian	01/01/2023 -
Commercial Mortgage	Servicing			12/31/2023
Pass-Through Certificates,	Agreement
Series 2022-BNK43
OAKST Commercial	Trust and Servicing	02/28/2023	Custodian	02/28/2023 -
Mortgage Trust 2023-NLP	Agreement			12/31/2023
Commercial Mortgage
Pass-Through Certificates,
Series 2023-NLP
BANK5 2023-5YR1	Pooling and	04/01/2023	Custodian	04/19/2023 -
Commercial Mortgage	Servicing			12/31/2023
Pass-Through Certificates,	Agreement
Series 2023-5YR1
BANK 2023-BNK46	Pooling and	08/01/2023	Custodian	08/10/2023 -
Commercial Mortgage	Servicing			12/31/2023
Pass-Through Certificates,	Agreement
Series 2023-BNK46
BANK5 2023-5YR4	Pooling and	12/01/2023	Custodian	12/19/2023 -
Commercial Mortgage	Servicing			12/31/2023
Pass-Through Certificates	Agreement
Series 2023-5YR4
MSWF Commercial	Pooling and	12/01/2023	Custodian	12/21/2023 -
Mortgage Trust 2023-2	Servicing			12/31/2023
Commercial Mortgage	Agreement
Pass-Through Certificates,
Series 2023-2

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